                                                                     Exhibit 4.4

              Form of Specimen Series B Preferred Stock Certificate

                  SPECIMEN SERIES B PREFERRED STOCK CERTIFICATE

                         INCORPORATED UNDER THE LAWS OF
                                    DELAWARE

    No. _____                                                   Shares _____

                           METRETEK TECHNOLOGIES, INC.
               SERIES B PREFERRED STOCK, PAR VALUE $.01 PER SHARE

           THIS CERTIFIES THAT ______________________ is the owner of ________________ Shares of Series B Preferred Stock each of the Capital Stock of
                           METRETEK TECHNOLOGIES, INC.
         transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

   IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and to be sealed with the Seal of the
           Corporation this ________ day of ____________ A.D. ______



-----------------------------       --------------------------------------------
Gary J. Zuiderveen, Secretary       A. Bradley Gabbard, Executive Vice President


                                SHARES $.01 EACH

                        SEE RESTRICTIONS ON REVERSE SIDE


THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR PURSUANT TO THE SECURITIES OR "BLUE SKY" LAWS OF ANY STATE. SUCH SECURITIES MAY NOT BE OFFERED, SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE ASSIGNED, EXCEPT IN ACCORDANCE WITH APPLICABLE "BLUE SKY" LAWS AND PURSUANT TO A REGISTRATION STATEMENT WITH RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER SUCH ACT OR AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT.

THE CORPORATION WILL FURNISH WITHOUT CHARGE TO EACH STOCKHOLDER WHO SO REQUESTS THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF OF THE CORPORATION, AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS. SUCH REQUEST MAY BE MADE TO THE CORPORATION OR THE TRANSFER AGENT


                                   CERTIFICATE
                                       FOR

                                  -------------
                                     SHARES
                                     OF THE
                                  CAPITAL STOCK
                           METRETEK TECHNOLOGIES, INC.
                                    ISSUED TO

                                 --------------
                                      DATED

                         -------------------------------

          For Value Received, ________ hereby sell, assign and transfer unto ______________________________________________
                __________________________________________ Shares
                 of the Capital Stock represented by the within
          Certificate, and do hereby irrevocably constitute and appoint
           ___________________________________________________________
           to transfer the said Stock on the books of the within named
          Corporation with full power of substitution in the premises.
                       Dated ____________________ _______
                                 In presence of

---------------------------------               -------------------------------


                    Notice: The signature of this assignment
                must correspond with the name as written upon the
              face of the certificate, in every particular, without
               alteration or enlargement, or any change whatever.